UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No. )
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Filed by a Party other than the Registrant ☐
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☐ Preliminary Proxy Statement
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☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12
KAYNE ANDERSON MLP INVESTMENT COMPANY
KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Kayne Anderson MLP Investment Company
Kayne Anderson Energy Total Return Fund, Inc.

717 Texas Avenue, Suite 3100
Houston, TX 77002
1-877-657-3863

May 3, 2011

Dear Fellow Stockholder:

You are cordially invited to attend the combined 2011 Annual Meeting of Stockholders of Kayne Anderson MLP Investment Company (“KYN”) and Kayne Anderson Energy Total Return Fund, Inc. (“KYE”) on June 14, 2011 at 8:00 a.m. Central Time at 717 Texas Avenue, Suite 3100, Houston, TX 77002. For the purposes of these proxy materials, KYN and KYE will each be referred to as a “Company” and collectively as the “Companies.”

For each Company, the matters scheduled for consideration at the meeting are (i) the election of one director of the Company, (ii) the ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2011 and (iii) a proposal to authorize the Company to sell shares of its common stock at a net price below net asset value per share, so long as the gross price (before underwriting fees, commissions and offering expenses) is above its net asset value per share, subject to certain conditions, as more fully discussed in the enclosed proxy statement.

Enclosed with this letter are (i) answers to questions you may have about the proposals, (ii) the formal notice of the meeting, (iii) the proxy statement, which gives detailed information about the proposals and why the Board of Directors of each Company recommends that you vote to approve them, and (iv) an actual written proxy for you to sign and return. If you have any questions about the enclosed proxy or need any assistance in voting your shares, please call 1-877-657-3863.

Your vote is important. Please complete, sign, and date the enclosed proxy card and return it in the enclosed envelope. This will ensure that your vote is counted, even if you cannot attend the meeting in person.

Sincerely,

Kevin S. McCarthy
Chairman of the Board of Directors,
CEO and President of KYN and KYE

ANSWERS TO SOME IMPORTANT QUESTIONS	1

NOTICE OF 2011 ANNUAL MEETING OF STOCKHOLDERS	3

GENERAL INFORMATION	4

PROPOSAL ONE: ELECTION OF DIRECTOR	6

NOMINEE FOR DIRECTOR WHO IS NOT AN INTERESTED PERSON	7

REMAINING DIRECTORS WHO ARE NOT INTERESTED PERSONS	8

REMAINING DIRECTOR WHO IS AN INTERESTED PERSON	9

DIRECTOR COMPENSATION	10

COMMITTEES OF THE BOARD OF DIRECTORS	11

INFORMATION ABOUT EACH DIRECTOR’S QUALIFICATIONS, EXPERIENCE, ATTRIBUTES OR SKILLS	14

PROPOSAL TWO: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	17

INDEPENDENT ACCOUNTING FEES AND POLICIES	17

JOINT AUDIT COMMITTEE REPORT	18

PROPOSAL THREE: APPROVAL TO SELL SHARES OF COMMON STOCK AT A NET PRICE BELOW NET ASSET VALUE PER SHARE, SUBJECT TO THE GROSS PRICE (BEFORE UNDERWRITING FEES, COMMISSIONS AND OFFERING EXPENSES) BEING GREATER THAN NET ASSET VALUE PER SHARE	20

INFORMATION ABOUT EXECUTIVE OFFICERS	24

COMPENSATION DISCUSSION AND ANALYSIS	25

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS	26

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	29

CORPORATE GOVERNANCE	30

OTHER MATTERS	32

MORE INFORMATION ABOUT THE MEETING	32

INVESTMENT ADVISER	34

ADMINISTRATOR	34

HOUSEHOLDING OF PROXY MATERIALS	34

STOCKHOLDER PROPOSALS	35

KAYNE ANDERSON MLP INVESTMENT COMPANY
KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

ANSWERS TO SOME IMPORTANT QUESTIONS

Q. WHAT AM I BEING ASKED TO VOTE “FOR” ON THIS PROXY?

A.	This proxy contains three proposals for each Company:

•	Proposal One — the election of one Class I Director to serve until the Company’s 2014 Annual Meeting of Stockholders and until his successor is duly elected and qualified. The director currently serving in Class I is Gerald I. Isenberg. Mr. Isenberg’s current term will expire at the Company’s 2011 Annual Meeting of Stockholders and the Company’s Board of Directors has nominated him for re-election at the meeting. The election of Mr. Isenberg requires the affirmative vote of a majority of the votes cast by the holders of the Company’s common stock and preferred stock outstanding as of April 28, 2011 (the “Record Date”), voting together as a single class.

•	Proposal Two — the ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for its fiscal year ending November 30, 2011. Approval of Proposal Two requires the affirmative vote of a majority of the votes cast by the holders of the Company’s common stock and preferred stock outstanding as of the Record Date, voting together as a single class.

•	Proposal Three — a proposal to authorize the Company to sell shares of its common stock at a net price less than net asset value per share, so long as the gross price (before underwriting fees, commissions and offering expenses) is above its net asset value per share, subject to certain conditions, for a period expiring on the date of the Company’s 2012 Annual Meeting of Stockholders. Approval of Proposal Three requires: (1) the affirmative vote of a majority of all common stockholders on the records of the Company’s transfer agent as of the Record Date, and (2) the affirmative vote of a majority of the votes cast by the holders of the Company’s common stock and preferred stock outstanding as of the Record Date, voting together as a single class.

Q. HOW DOES THE BOARD OF DIRECTORS SUGGEST THAT I VOTE?

A.	The Board of Directors of each Company unanimously recommends that you vote “FOR” all proposals on the enclosed proxy card.

Q. HOW CAN I VOTE?

A.	If your shares in either Company are held in “Street Name” by a broker or bank, you will receive information regarding how to instruct your bank or broker to vote your shares. If you are a stockholder of record of either Company, you may authorize the persons named as proxies on the enclosed proxy card to cast the votes you are entitled to cast at the meeting by completing, signing, dating and returning the enclosed proxy card. For either Company, stockholders of record or their duly authorized proxies also may vote in person if able to attend the meeting. However, even if you plan to attend the meeting, we urge you to return your proxy card. That will ensure that your vote is cast should your plans change.

Q. CAN I VIEW THE PROXY STATEMENT AND ANNUAL REPORT ON THE INTERNET?

A.	Yes. The proxy statement and Annual Report are available on the Internet at www.kaynefunds.com/KynSECFilings.php for KYN and at www.kaynefunds.com/KyeSECFilings.php for KYE.

This information summarizes information that is included in more detail in the proxy statement. We urge you to
read the proxy statement carefully.

If you have questions, call 1-877-657-3863.

Kayne Anderson MLP Investment Company
Kayne Anderson Energy Total Return Fund, Inc.

717 Texas Avenue, Suite 3100
Houston, TX 77002
1-877-657-3863

NOTICE OF 2011 ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of:	Kayne Anderson MLP Investment Company Kayne Anderson Energy Total Return Fund, Inc.

NOTICE IS HEREBY GIVEN that the combined 2011 Annual Meeting of Stockholders of Kayne Anderson MLP Investment Company and Kayne Anderson Energy Total Return Fund, Inc., each a Maryland corporation, will be held on June 14, 2011 at 8:00 a.m. Central Time at 717 Texas Avenue, Suite 3100, Houston, TX 77002, to consider and vote on the following matters as more fully described in the accompanying proxy statement. For the purposes of these proxy materials, KYN and KYE will each be referred to as a “Company” and collectively as the “Companies.”

Below are the proposals for each Company:

1.	To elect one Class I Director of the Company, such director to hold office until the 2014 Annual Meeting of Stockholders and until his successor is duly elected and qualified;

2.	To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending November 30, 2011;

3.	To approve a proposal to authorize the Company to sell shares of its common stock at a net price less than net asset value per share, so long as the gross price (before underwriting fees, commissions and offering expenses) is above net asset value per share; and

4.	To transact any other business that may properly come before the meeting or any adjournment or postponement thereof.

Stockholders of record of each Company as of the close of business on April 28, 2011 are entitled to notice of and to vote at the combined 2011 Annual Meeting of Stockholders (or any adjournment or postponement of the meeting thereof).

By Order of the Boards of Directors of the Companies,

David J. Shladovsky
Secretary

May 3, 2011
Houston, Texas

Kayne Anderson MLP Investment Company
Kayne Anderson Energy Total Return Fund, Inc.

717 Texas Avenue, Suite 3100
Houston, TX 77002
1-877-657-3863

COMBINED PROXY STATEMENT

2011 ANNUAL MEETING OF STOCKHOLDERS
JUNE 14, 2011

This combined proxy statement is being sent to you by the Boards of Directors of Kayne Anderson MLP Investment Company (“KYN”) and Kayne Anderson Energy Total Return Fund, Inc. (“KYE”), each a Maryland corporation. For the purposes of this proxy statement, KYN and KYE will each be referred to as a “Company” and collectively as the “Companies.” The Board of Directors of each Company is asking you to complete, sign, date and return the enclosed proxy card, permitting your votes to be cast at the 2011 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on June 14, 2011 at 8:00 a.m. Central Time at 717 Texas Avenue, Suite 3100, Houston, TX 77002. Stockholders of record of each Company at the close of business on April 28, 2011 (the “Record Date”) are entitled to vote at the Annual Meeting. As a stockholder of a Company, you are entitled to one vote for each share of common stock of that Company and one vote for each share of preferred stock of that Company you hold on each matter on which holders of such shares are entitled to vote. This combined proxy statement and the enclosed proxy are first being mailed to stockholders on or about May 10, 2011.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2011 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 14, 2011: You should have received a copy of the Annual Report for the fiscal year ended November 30, 2010 for each Company in which you own either common or preferred stock. If you would like another copy of the Annual Report, please write us at the address shown at the top of this page or call us at 1-877-657-3863. The Annual Report will be sent to you without charge. This proxy statement and our Annual Reports can be accessed on our website at www.kaynefunds.com/KynSECFilings.php for KYN or www.kaynefunds.com/KyeSECFilings.php for KYE or on the Securities and Exchange Commission’s (the “SEC”) website (www.sec.gov).

KA Fund Advisors, LLC (“KAFA”), a subsidiary of Kayne Anderson Capital Advisors, L.P. (“KACALP” and together with KAFA, “Kayne Anderson”), externally manages and advises each Company pursuant to an investment management agreement. KAFA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Kayne Anderson is a leading investor in both public and private energy companies. At February 28, 2011, Kayne Anderson managed approximately $12.5 billion, including $10.7 billion in securities of energy/infrastructure companies. Kayne Anderson may be contacted at the address listed above.

This combined proxy statement sets forth the information that each Company’s stockholders should know in order to evaluate each of the following proposals. The following table presents a summary of the proposals for each Company and the stockholders of the Company whose votes are being solicited with respect to each proposal. Please refer to the discussion of each proposal in this proxy statement for information regarding votes required for the approval of each proposal.

Proposals for Each Company	Who votes on the proposals?

1. To elect one Class I Director of the Company, such director to hold office until the 2014 Annual Meeting of Stockholders and until his successor is duly elected and qualified.	For each Company, the holders of the Company’s Common Stock (as defined herein) and Preferred Stock (as defined herein), voting together as a single class

2. To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending November 30, 2011.	For each Company, the holders of the Company’s Common Stock and Preferred Stock, voting together as a single class

3. To approve a proposal to authorize the Company to sell shares of its Common Stock at a net price less than net asset value per share, so long as the gross price (before underwriting fees, commissions and offering expenses) is above net asset value per share.
For each Company, (i) the Registered Common Stockholders (as defined herein), and (ii) the holders of the Company’s Common Stock and Preferred Stock, voting together as a single class

4. To transact any other business that may properly come before the meeting or any adjournment or postponement thereof.	For each Company, the holders of the Company’s Common Stock and Preferred Stock, voting together as a single class

PROPOSAL ONE

ELECTION OF DIRECTOR

Under each Company’s charter, the Board of Directors (the “Board”) of each Company is divided into three classes (Class I, Class II and Class III) of approximately equal size. The Board of each Company currently has five directors as follows:

Elected By
			Common	Preferred
Class	Term*	Directors	Stockholders	Stockholders

I	3-year term until 2011	Gerald I. Isenberg	X	X

II	3-year term until 2012	Steven C. Good Kevin S. McCarthy	X	X X

III	3-year term until 2013	Anne K. Costin William H. Shea, Jr.	X	X X

*	For each Company, each director serves a three-year term until the Annual Meeting of Stockholders for the designated year and until his or her successor has been duly elected and qualified.

For each Company, the director whose term is expiring at this year’s Annual Meeting is the Class I director, Gerald I. Isenberg. The Board of each Company has nominated him for re-election at the Annual Meeting, to serve for a term of three years (until the 2014 Annual Meeting of Stockholders) and until his successor has been duly elected and qualified.

Pursuant to the terms of each Company’s mandatory redeemable preferred stock (the “Preferred Stock”), the holders of Preferred Stock are entitled as a class, to the exclusion of the holders of the Company’s common stock, $0.001 par value per share (the “Common Stock”), to elect two directors of the Company (the “Preferred Directors”). The Board of each Company has designated Steven C. Good and William H. Shea, Jr. as the Preferred Directors. The terms of the Preferred Stock for each Company further provide that the remaining nominees shall be elected by holders of Common Stock and Preferred Stock voting together as a single class.

For each Company, the holders of the Company’s Common Stock and Preferred Stock, voting together as a single class, are being asked to vote for Mr. Isenberg as a Class I Director of the Company.

The Board of each Company knows of no reason why the nominee listed below will be unable to serve, and the nominee has consented to serve if elected. If the nominee is unable to serve or for good cause will not serve because of an event not now anticipated, the persons named as proxies may vote for another person designated by the Board of each Company. The persons named as proxies on the accompanying proxy card intend to vote at the Annual Meeting (unless otherwise directed) FOR the election of Mr. Isenberg as the Company’s director.

The following tables set forth the nominee’s and each remaining director’s name and year of birth; position(s) with each Company and length of time served; principal occupations during the past five years; and other directorships held during the past five years. The address for the nominees and directors is 717 Texas Avenue, Suite 3100, Houston, TX 77002.

All the directors listed above currently serve on the Board of Directors of KYN and KYE, and Mr. McCarthy also serves on the Board of Directors of Kayne Anderson Midstream/Energy Fund, Inc. (“KMF”) and Kayne Anderson Energy Development Company (“KED”). KYN, KYE, KMF and KED are closed-end investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”) that are advised by KAFA.

For each Company, the directors who are not “interested persons,” as defined in the 1940 Act, of the Company, Kayne Anderson or the Company’s underwriters in offerings of its securities from time to time are referred to herein as “Independent Directors.” None of the Companies’ Independent Directors (other than Mr. Isenberg), nor any of their immediate family members, has ever been a director, officer or employee of Kayne Anderson or its affiliates. From 1998 to 2002, Mr. Isenberg was a board member of Kayne Anderson Rudnick Mutual Funds, whose investment adviser, Kayne Anderson Rudnick Investment Management, LLC, was formerly an affiliate of KACALP.

For information regarding each Company’s executive officers and their compensation, please refer to “Information About Executive Officers” and “Compensation Discussion and Analysis” below.

NOMINEE FOR DIRECTOR WHO IS NOT AN INTERESTED PERSON

Position(s)
	Held with		Number of	Other
	Each Company,		Portfolios in	Directorships
	Proposed		Fund Complex(1)	Held by Director
Name	Term of Office/	Principal Occupations	Overseen by	During Past
(Year Born)	Time of Service	During Past Five Years	Director	Five Years

Gerald I. Isenberg (born 1940)	Director of each Company since 2005. 3-year term (until the 2014 Annual Meeting of Stockholders).	Professor Emeritus at the University of Southern California School of Cinema-Television since 2007. Chief Financial Officer of Teeccino Caffe Inc., a privately owned beverage manufacturer and distributor.	2
Current:

• Teeccino Caffe Inc. (beverage manufacturer and distributor)

• Caucus for Television Producers, Writers & Directors Foundation (not-for-profit organization that provides grants to film students)

Prior: • Kayne Anderson Rudnick Mutual Funds(2) from 1998 to 2002

(1)	The 1940 Act requires the term “Fund Complex” to be defined to include closed-end funds advised by the Company’s investment adviser, KAFA and included KYN, KYE, KMF and KED.

(2)	The investment adviser to the Kayne Anderson Rudnick Mutual Funds, Kayne Anderson Rudnick Investment Management, LLC, formerly was an affiliate of KACALP.

REMAINING DIRECTORS WHO ARE NOT INTERESTED PERSONS

	Position(s)		Number of	Other
	Held with		Portfolios in	Directorships
	Each Company,		Fund Complex	Held by Director
Name	Term of Office/	Principal Occupations	Overseen by	During Past
(Year Born)	Time of Service	During Past Five Years	Director	Five Years

Anne K. Costin (born 1950)	Director of each Company since inception. 3-year term (until the 2013 Annual Meeting of Stockholders).	Professor at the Amsterdam Institute of Finance since 2007. Adjunct Professor in the Finance and Economics Department of Columbia University Graduate School of Business in New York from 2004 through 2007. As of March 1, 2005, Ms. Costin retired after a 28-year career at Citigroup. During the last five years, Ms. Costin was Managing Director and Global Deputy Head of the Project & Structured Trade Finance product group within Citigroup’s Investment Banking Division.	2	None

Steven C. Good (born 1942)	Director of each Company since inception. 3-year term (until the 2012 Annual Meeting of Stockholders).	Effective February 1, 2010, retired as a senior partner from JH Cohn LLP (formerly Good Swartz Brown & Berns LLP) and is now doing consulting work for the firm. JH Cohn LLP offers accounting, tax and business advisory services to middle market private and publicly-traded companies, their owners and their management. Founded Block, Good and Gagerman in 1976, which later evolved in stages into Good Swartz Brown & Berns LLP.	2	Current: • OSI Systems, Inc. (specialized electronic products) Prior: • California Pizza Kitchen, Inc. (restaurant chain) • Arden Realty, Inc. (real estate investment trust)

William H. Shea, Jr. (born 1954)	Director of each Company since March 2008. 3-year term (until the 2013 Annual Meeting of Stockholders).	Chief Executive Officer of the general partner of Penn Virginia Resource Partners, L.P. (PVR) since March 2010. From March 2010 to March 2011, Chief Executive Officer of Penn Virginia GP Holdings, L.P. (PVG), which owned the general partner of PVR until it was merged into PVR in March 2011, and President of the general partner of PVG. Private investor from June 2007 to March 2010. From September 2000 to June 2007, President, Chief Executive Officer and Director (Chairman from May 2004 to June 2007) of Buckeye Partners L.P. (BPL). From May 2004 to June 2007, President, Chief Executive Officer and Chairman of Buckeye GP Holdings L.P. (BGH) and its predecessors.	2
Current:

• PVR (coal and midstream MLP)

• Niska Gas Storage Partners LLC (natural gas storage)

• Gibson Energy ULC (midstream energy)

Prior:

• BGH (general partner of BPL)

• BPL (pipeline MLP)

• Penn Virginia Corp. (oil and natural gas company)

• PVG (owned general partner of PVR)

REMAINING DIRECTOR WHO IS AN INTERESTED PERSON

	Position(s)		Number of	Other
	Held with		Portfolios in	Directorships
	Each Company,		Fund Complex	Held by Director
Name	Term of Office/	Principal Occupations	Overseen by	During Past
(Year Born)	Time of Service	During Past Five Years	Director	Five Years

Kevin S. McCarthy(1) (born 1959)	Chairman of the Board of Directors, President and Chief Executive Officer of each Company since inception. 3-year term as a director (until the 2012 Annual Meeting of Stockholders), elected annually as an officer.	Senior Managing Director of KACALP since June 2004 and of KAFA since 2006. President and Chief Executive Officer of KYN, KYE, KED and KMF since inception (KYN inception in 2004, KYE inception in 2005, KED inception in 2006 and KMF inception in 2010). Global Head of Energy at UBS Securities LLC from November 2000 to May 2004.	4
Current:

• KMF

• KED

• Range Resources Corporation (oil and natural gas company)

• International Resource Partners LP (coal mining MLP)

• Direct Fuels Partners, L.P. (transmix refining and fuels distribution)

• ProPetro Services, Inc. (oilfield services)

• K-Sea Transportation Partners LP (shipping MLP)

Prior:

• Clearwater Natural Resources, L.P. (coal mining MLP)

(1)	Mr. McCarthy is an “interested person” of the Companies by virtue of his employment relationship with Kayne Anderson.

DIRECTOR COMPENSATION

For each Company, directors and officers who are “interested persons” by virtue of their employment by Kayne Anderson, including all executive officers, serve without any compensation from the Company. For each Company, for the fiscal year ended November 30, 2010:

•	Each Independent Director received a $25,000 annual retainer for serving as a director.

•	In addition, for each Company, each Independent Director received fees for each meeting attended, as follows: $2,500 per Board meeting (in person or via telephone); $1,500 per Audit Committee meeting; and $500 for other committee meetings. Committee meeting fees were not paid unless the meeting was held on a day when there was no Board meeting and the meeting exceeded 15 minutes in duration.

•	The Independent Directors were reimbursed for expenses incurred as a result of attendance at meetings of the Board of Directors and its committees.

Effective March 1, 2011, the above compensation structure will be amended as follows:

•	Each Independent Director who serves on the Board of Directors of both KYN and KYE will receive an annual retainer of $80,000 for his or her service on both boards. KYN and KYE will each pay a pro rata portion of this retainer quarterly based on their average total assets for the quarter. As of February 28, 2011, 69% and 31% of the quarterly retainer would have been allocated to KYN and KYE, respectively.

•	For each Company, the chairperson of the Audit Committee will receive additional compensation of $5,000 annually.

•	For each Company, each Independent Director will receive $2,500 per Board meeting attended in person, and $2,000 per Board meeting attended via telephone. The fees for all other committee meetings and expense reimbursement remain the same as detailed above.

The following table sets forth the compensation paid by each Company during the fiscal year ended November 30, 2010 to the Independent Directors. No compensation is paid to directors who are “interested persons.” Neither Company has a retirement or pension plans or any compensation plans under which the Company’s equity securities were authorized for issuance.

Director Compensation Table

			Total Compensation
			from the
Name	KYN	KYE	Fund Complex

Independent Directors
Anne K. Costin	$51,000	$42,500	$93,500
Steven C. Good	46,500	41,500	88,000
Gerald I. Isenberg	51,000	42,500	93,500
William H. Shea, Jr.	51,000	42,000	93,000

Interested Director
Kevin S. McCarthy	None	None	None

COMMITTEES OF THE BOARD OF DIRECTORS

Each Company’s Board currently has three standing committees: the Audit Committee, the Valuation Committee and the Nominating Committee. The following committee descriptions and the directors serving on the committees apply to both Companies:

•	Audit Committee. Ms. Costin and Messrs. Good, Shea, and Isenberg, each an Independent Director, serve on the Audit Committee. Mr. Good currently serves as Chairman of the Audit Committee. The Audit Committee operates under a written charter (the “Audit Committee Charter”), which was adopted and approved by the Board and established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “1934 Act”). The Audit Committee Charter conforms to the applicable listing standards of the New York Stock Exchange (the “NYSE”). The Audit Committee Charter is available on the Companies’ website (www.kaynefunds.com). The Audit Committee, among others, approves and recommends to the Board the election, retention or termination of the Company’s independent auditors; approves services to be rendered by such auditors; monitors and evaluates each auditors’ performance; reviews the results of the Company’s audit; determines whether to recommend to the Board that the Company’s audited financial statements be included in the Company’s Annual Report; monitors the accounting and reporting policies and procedures of the Company and the Company’s compliance with regulatory requirements; and responds to other matters as outlined in the Audit Committee Charter. Each Audit Committee member is “independent” under the applicable NYSE listing standard.

•	Valuation Committee. Ms. Costin and Messrs. McCarthy and Isenberg serve on the Valuation Committee. The Valuation Committee is responsible for the oversight of the Company’s valuation procedures and the valuation of the Company’s securities in accordance with such procedures. The Valuation Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Companies’ website (www.kaynefunds.com).

•	Nominating Committee. Ms. Costin and Messrs. Good, Isenberg and Shea, each an Independent Director, are members of the Nominating Committee. The Nominating Committee is responsible for appointing and nominating Independent Directors to the Board. Each Nominating Committee member is “independent” under the applicable NYSE listing standards. The Nominating Committee operates under a written charter adopted and approved by the Board (the “Nominating Committee Charter”), a copy of which is available on the Companies’ website (www.kaynefunds.com). The Nominating Committee has not established specific, minimum qualifications that must be met by an individual for the Committee to recommend that individual for nomination as a director. The Nominating Committee expects to seek referrals for candidates to consider for nomination from a variety of sources, including current directors, the Company’s management, investment adviser and counsel, will consider nominees properly recommended by stockholders, and may also engage a search firm to identify or evaluate or assist in identifying or evaluating candidates. As set forth in the Nominating Committee Charter, in evaluating candidates for a position on the Board, the Committee considers a variety of factors, including, as appropriate:

•	the candidate’s knowledge in matters relating to the investment company or to the energy industry;

•	any experience possessed by the candidate as a director or senior officer of public companies;

•	the candidate’s educational background;

•	the candidate’s reputation for high ethical standards and personal and professional integrity;

•	any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications;

•	the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board;

•	the candidate’s ability to qualify as an independent director for purposes of the 1940 Act, the candidate’s independence from the Company’s service providers and the existence of any other relationships that might give rise to a conflict of interest or the appearance of a conflict of interest; and

•	such other factors as the Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other transitions (e.g., whether or not a candidate is an “audit committee financial expert” under the federal securities laws).

The Nominating Committee also considers diversity, including gender, race and national origin, education, professional experience, skills and viewpoints in identifying nominees for director. The Nominating Committee does not have a formal policy with respect to diversity; however, the Board and the Nominating Committee believe that it is important that the Board members represent diverse skills, backgrounds, experiences and perspectives.

Prior to making a final recommendation to the Board, the Nominating Committee of each Company may conduct personal interviews with the candidates it believes to be the most qualified.

If there is no vacancy on the Board, the Board will not actively seek recommendations from other parties, including stockholders. When a vacancy on the Board occurs and nominations are sought to fill such vacancy, the Nominating Committee may seek nominations from those sources it deems appropriate in its discretion, including the Company’s stockholders.

The Nominating Committee considers nominees properly recommended by stockholders. To submit a recommendation for nomination as a candidate for a position on the Board of either Company, stockholders of such Company shall mail the recommendation to the Secretary of the Company at 717 Texas Avenue, Suite 3100, Houston, TX 77002. Such recommendation shall include the following information: (a) evidence of stock ownership of the person or entity recommending the candidate; (b) a full description of the proposed candidate’s background, including his or her education, experience, current employment, and date of birth; (c) names and addresses of at least three professional references for the candidate; (d) information as to whether the candidate is an “interested person” in relation to the Company, as such term is defined in the 1940 Act, and such other information that may be considered to impair the candidate’s independence; and (e) any other information that may be helpful to the Nominating Committee in evaluating the candidate.

Any such recommendation must contain sufficient background information concerning the candidate to enable the Company’s Nominating Committee to make a proper judgment as to the candidate’s qualifications. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Nominating Committee is accepting recommendations, the recommendation will be forwarded to the Chair of the Nominating Committee and will be evaluated in the same manner as other candidates for nomination. Recommendations received at any other time will be kept on file until such time as the Nominating Committee is accepting recommendations, at which point they may be considered for nomination.

Board of Director and Committee Meetings Held

The following table shows the number of meetings held for each Company during the fiscal year ended November 30, 2010:

	KYN	KYE

Board of Directors	7	4
Audit Committee	4	4
Valuation Committee	4	2
Nominating Committee	1	1

During the 2010 fiscal year, the directors of each Company attended at least 75% of the aggregate of (1) the total number of meetings of the Board and (2) the total number of meetings held by all committees of the Board on which they served. The Companies do not currently have a policy with respect to board member attendance at annual meetings.

For each Company, please refer to “Corporate Governance” on page 30 for a review of the Board’s leadership structure, role in risk oversight and other matters.

INFORMATION ABOUT EACH DIRECTOR’S QUALIFICATIONS,
EXPERIENCE, ATTRIBUTES OR SKILLS

The Board of each Company believes that each of its directors has the qualifications, experience, attributes and skills (“Director Attributes”) appropriate to their continued service as directors of the Company in light of the Company’s business and structure. Each of the directors has a demonstrated record of business and/or professional accomplishment that indicates that they have the ability to critically review, evaluate and access information provided to them. Certain of these business and professional experiences are set forth in detail in the tables above under “Information Regarding Nominee and Directors.” Each of the directors has served on the Boards of both Companies for a number of years. In addition, many of the directors have served as members of the board of other public companies, non-profit entities or other organizations. They therefore have substantial boardroom experience and, in their service to both Companies, have gained substantial insight as to the operation of the Companies and have demonstrated a commitment to discharging oversight duties as directors in the interests of stockholders.

In addition to the information provided in the tables above, certain additional information regarding the directors and their Director Attributes is provided below. The information provided below, and in the tables above, is not all-inclusive. Many Director Attributes involve intangible elements, such as intelligence, integrity and work ethic, along with the ability to work with other members of the Board, to communicate effectively, to exercise judgment and to ask incisive questions, and commitment to stockholder interests. The Board of each Company annually conducts a self-assessment wherein the effectiveness of the Board and individual directors is reviewed. In conducting its annual self-assessment, each Board has determined that the directors have the appropriate attributes and experience to continue to serve effectively as directors of the Company.

Kevin S. McCarthy.  Mr. McCarthy is Chairman, President and Chief Executive Officer of both Companies. In this position, Mr. McCarthy has extensive knowledge of each Company, its operations, personnel and financial resources. Prior to joining Kayne Anderson in 2004, Mr. McCarthy was most recently global head of energy at UBS Securities LLC. In this role, he had senior responsibility for all of UBS’ energy investment banking activities, including direct responsibilities for securities underwriting and mergers and acquisitions in the MLP industry. From 1995 to 2000, Mr. McCarthy led the energy investment banking activities of Dean Witter Reynolds and then PaineWebber Incorporated. He began his investment banking career in 1984. In addition to his directorships at KMF and KED, he is also on the board of directors of Range Resources Corporation, ProPetro Services, Inc., International Resource Partners LP, Direct Fuel Partners, L.P. and K-Sea Transportation Partners LP. Mr. McCarthy earned a B.A. in Economics and Geology from Amherst College in 1981 and an M.B.A. in Finance from the Wharton School at the University of Pennsylvania in 1984. Mr. McCarthy’s position of influence and responsibility at each Company and at KAFA, combined with his experience advising energy companies as an investment banker, make him a valued member of the Board of each Company.

Anne K. Costin.  Ms. Costin is currently a professor at the Amsterdam Institute of Finance. She served as an adjunct professor in the finance and economics department of Columbia University Graduate School of Business from 2004 through 2007. As of March 1, 2005, Mrs Costin retired after a 28-year career at Citigroup, and during the last five years of her banking career she held the position of Managing Director and Global Deputy Head of the Project & Structured Trade Finance product group within Citigroup’s Investment Banking Division. Ms. Costin’s product group provided integrated advice and non-recourse capital raising in both the bond and bank markets to top tier Citigroup corporate clients in both the developed and emerging markets. Her product group was the acknowledged market leader globally in all relevant league tables. Ms. Costin received a Director’s Certificate from the Director’s Institute at UCLA Anderson School of Management, a PMD degree from Harvard Business School, and a B.A. from the University of North Carolina Chapel Hill. In addition to her managerial and banking experience, Ms. Costin’s academic professional experience related to financial matters equip her to offer further insights to the Board of each Company.

Steven C. Good.  Effective February 1, 2010, Mr. Good retired as an active partner from the accounting firm of JH Cohn LLP (formerly Good, Swartz, Brown & Berns) and is currently doing consulting work for the firm’s clients. He founded Good, Swartz, Brown & Berns in 1976, and has been active in consulting and advisory services for businesses in various sectors, including the manufacturing, garment, medical services and real estate development industries. Mr. Good also has many years of experience as the chairman of the audit committees of several public companies. Mr. Good founded California United Bancorp and served as its Chairman through 1993. Mr. Good currently serves as a director of OSI Systems, Inc., a designer and manufacturer of specialized electronic products. Mr. Good also formerly served as a director of California Pizza Kitchen, Inc. and Arden Realty Group, Inc. from 1997 to 2006. Mr. Good holds a B.S. in Business Administration from UCLA and attended its Graduate School of Business. Mr. Good has extensive experience with corporate governance, financial and accounting matters, evaluating financial results and overseeing the financial reporting process of a large corporation. In addition, Mr. Good brings to the Board of each Company many years of experience as the chairman of the audit committees of several public companies.

Gerald I. Isenberg.  Mr. Isenberg has served as a professor emeritus at the University of Southern California School of Cinema-Television since 2007. He also serves as Chief Financial Officer of Teeccino Caffe Inc., a privately-owned beverage manufacturer and distributor. From 1995 to 2006, Mr. Isenberg was a Professor with Tenure at the USC School of Cinema Television. From 1989 to 1995, he was Chief Executive Officer of Hearst Entertainment Productions (“Hearst”), a producer of television movies and programming for major broadcast and cable networks, as well as President and Chief Operating Officer of Hearst Entertainment, the domestic and international television production and distribution division of The Hearst Corporation. From 1989 to 1993, Mr. Isenberg taught as an adjunct professor at the UCLA Graduate School of Film and Television. In 1984, Mr. Isenberg founded Phoenix Entertainment, a major independent producer of movies and series for broadcast television networks, and was a co-owner until it was sold to Hearst in 1989. Mr. Isenberg also serves as a director of Teeccino Caffe Inc. and the Caucus for Television Producers, Writers, and Directors, a not-for-profit organization that supplies grants to minority film students to complete their thesis films. From 1994 to 1996, he also served as Chairman of the Caucus. From 1998 to 2002, Mr. Isenberg was a board member of the Kayne Anderson Rudnick Mutual Funds. Mr. Isenberg received an M.B.A. from Harvard Business School as a Baker Scholar. Mr. Isenberg’s academic and professional career with prominent institutions and companies, much of which is related to financial and strategic planning, is relevant to the oversight of each Company. Mr. Isenberg also brings to the Board of each Company an understanding of asset management and mutual fund operations and strategy as a result of his service on the Board of Kayne Anderson Rudnick Mutual Funds, formerly an affiliate of KACALP.

William H. Shea, Jr.  Mr. Shea has been serving as a director and the Chief Executive Officer of the general partner of Penn Virginia Resource Partners L.P. (PVR), a coal and midstream MLP, since March 2010. From March 2010 to March 2011, he also served as the President and Chief Executive Officer of Penn Virginia GP Holdings, L.P. (PVG), which owned the general partner of PVR until it was merged into PVR in March 2011. Mr. Shea previously served as a director of Penn Virginia Corporation (PVA), an independent natural gas and oil company. Mr. Shea was previously with the general partner of Buckeye Partners, L.P. (BPL), a petroleum products MLP, serving as Chairman from May 2004 to July 2007, Chief Executive Officer and President from September 2000 to July 2007 and President and Chief Operating Officer from July 1998 to September 2000. He was also Chairman of the general partner of Buckeye GP Holdings, L.P. (BGH), the owner of the general partner of BPL, from August 2006 to July 2007 and Chief Executive Officer and President from May 2004 to July 2007. Mr. Shea held various managerial and executive positions during his tenure with Buckeye, which he joined in 1996. Prior to Buckeye, Mr. Shea worked for Union Pacific Corporation, UGI Development Company and Laidlaw Environmental Services. Mr. Shea also serves as director for Niska Gas Storage Partners LLC, a natural gas storage partnership, and Gibson Energy ULC, a midstream energy company. Mr. Shea’s extensive executive experience in the MLP sector and the energy industry, as well as his board experience as a director of several energy-related companies allows him to provide the Boards of the Companies with insight into the specific industries in which the Companies invest.

Required Vote

With respect to each Company, the election of Mr. Isenberg as a Class I Director under this proposal requires the affirmative vote of the holders of a majority of the Company’s Common Stock and Preferred Stock outstanding as of the Record Date, voting together as a single class. For purposes of this proposal, each share of Common Stock, and each share of Preferred Stock, is entitled to one vote.

Abstentions, if any, will have the same effect as votes against the election of Mr. Isenberg, although they will be considered present for purposes of determining the presence of a quorum at the Annual Meeting.

In uncontested elections of directors, brokers are permitted by applicable regulations to vote shares as to which instructions have not been received from the beneficial owners or the persons entitled to vote. For this reason, it is anticipated that there will be few, if any, broker “non-votes” in connection with this proposal. However, broker non-votes, if any, will have the same effect as a vote against the nominee, although they would be considered present for purposes of determining a quorum.

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS OF EACH COMPANY, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE NOMINEE TO THE BOARD.

PROPOSAL TWO

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee and the Board of Directors of each Company, including all of the Company’s Independent Directors, have selected PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the year ending November 30, 2011 and are submitting the selection of PricewaterhouseCoopers LLP to the stockholders for ratification.

PricewaterhouseCoopers LLP has audited the financial statements of each Company since inception and has informed each Company that it has no direct or indirect material financial interest in the Company or in Kayne Anderson.

A representative of PricewaterhouseCoopers LLP will be available at the Annual Meeting to make a statement, if such representative so desires, and to respond to stockholders’ questions.

The Audit Committee of each Company normally meets two times each year with representatives of PricewaterhouseCoopers LLP to discuss the scope of their engagement, review the financial statements of the Company and the results of their examination.

INDEPENDENT ACCOUNTING FEES AND POLICIES

Audit and Related Fees

The following table sets forth the approximate amounts of the aggregate fees billed to each Company for the fiscal years ended November 30, 2010 and 2009, respectively, by PricewaterhouseCoopers LLP:

	KYN		KYE
	2010	2009	2010	2009

Audit Fees(1)	$196,800	$214,000	$175,500	$174,000
Audit-Related Fees(2)	80,500	40,000	—	—
Tax Fees(3)	169,000	195,000	146,000	161,000
All Other Fees	—	—	—	—
Aggregate Non-Audit Fees(4)	—	—	—	—

(1)	For professional services rendered with respect to the audit of each Company’s annual financial statements and the quarterly review of each Company’s financial statements.

(2)	For professional services rendered with respect to assurance and related services reasonably related to the performance of the audits of each Company’s annual financial statements not included in “Audit Fees” above.

(3)	For professional services for tax compliance, tax advice and tax planning.

(4)	Neither Company, nor KAFA or any entity controlling, controlled by, or under common control with KAFA that provides ongoing services to either Company, was billed by PricewaterhouseCoopers LLP for any non-audit services during the fiscal years ended November 30, 2010 and 2009.

Audit Committee Pre-Approval Policies and Procedures

Before the auditor for each Company is engaged by the Company to render audit, audit-related or permissible non-audit services to the Company, either: (a) the Audit Committee shall pre-approve such engagement; or (b) such engagement shall be entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Before any non-audit services may be provided by the auditor to Kayne Anderson or any entity in the investment company complex (i.e., the Company, Kanye Anderson and any entity controlled by, controlling or under common control with Kayne Anderson if such entity is an investment adviser or is engaged in the business of providing administrative, custodian, underwriting or transfer agent services to the Company or Kayne Anderson), if the nature of the services to be provided relate directly to the Company’s operations or financial reporting, such non-audit services must be pre-approved by the Audit Committee. Any pre-approval policies and procedures established by the Audit Committee must be detailed as to the particular service and not involve any delegation of the Audit Committee’s responsibilities to Kayne Anderson. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. The pre-approval policies and procedures shall include the requirement that the decisions of any member to whom authority is delegated under this provision shall be presented to the full Audit Committee at its next scheduled meeting. Under certain limited circumstances, pre-approvals are not required if certain de minimis thresholds are not exceeded, as such thresholds are set forth by the Audit Committee and in accordance with applicable SEC rules and regulations.

For engagements with PricewaterhouseCoopers LLP, the Audit Committee of each Company approved in advance all audit services and non-audit services, if any, that PricewaterhouseCoopers LLP provided to the Company and to Kayne Anderson (with respect to the Company’s operations and financial reporting). None of the services rendered by PricewaterhouseCoopers LLP to the Company or Kayne Anderson were pre-approved by the Audit Committee pursuant to the pre-approval exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X. The Audit Committee has considered and concluded that the provision of non-audit services rendered by PricewaterhouseCoopers LLP to Kayne Anderson and any entity controlling, controlled by, or under common control with Kayne Anderson that were not required to be pre-approved by the Audit Committee is compatible with maintaining PricewaterhouseCoopers LLP’s independence.

JOINT AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors (the “Board”) of each of Kayne Anderson MLP Investment Company and Kayne Anderson Energy Total Return Fund, Inc. (each, a “Company”) is responsible for assisting the Board in monitoring (1) the accounting and reporting policies and procedures of the Company, (2) the quality and integrity of the Company’s financial statements, (3) the Company’s compliance with regulatory requirements, and (4) the independence and performance of the Company’s independent auditors and any internal auditors. Among other responsibilities, the Audit Committee of each Company reviews, in its oversight capacity, the Company’s annual financial statements with both management and the independent auditors, and the Audit Committee of each Company meets periodically with the independent auditors and any internal auditors to consider their evaluation of the Company’s financial and internal controls. The Audit Committee of each Company also selects, retains and evaluates and may replace the Company’s independent auditors and determines their compensation, subject to ratification of the Board, if required. The Audit Committee of each Company is currently composed of four directors. The Audit Committee of each Company operates under a written charter (the “Audit Committee Charter”) adopted and approved by the Board, a copy of which is available on the Companies’ website (www.kaynefunds.com). Each Audit Committee member is “independent” as defined by New York Stock Exchange listing standards.

The Audit Committee of each Company, in discharging its duties, has met with and held discussions with management and the Company’s independent auditors and any internal auditors. The Audit Committee of each Company has reviewed and discussed the Company’s audited financial statements with management. Management has represented to the independent auditors that the Company’s financial statements were prepared in accordance with accounting principles generally accepted in the U.S. The Audit Committee of each Company has also discussed with the independent auditors the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee of each Company has received the written disclosures and the letter from the Company’s independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors’ communications with the Audit Committee of each Company concerning independence, and has discussed with the independent auditors the independent auditors’ independence. As provided in the Audit Committee Charter of each Company, it is not the Audit Committee’s responsibility to determine, and the considerations and discussions referenced above do not ensure, that the Company’s financial statements are complete and accurate and presented in accordance with accounting principles generally accepted in the U.S.

Based on each Company’s Audit Committee’s review and discussions with management and the independent auditors, the representations of management and the report of the independent auditors to each Company’s Audit Committee, the Audit Committee of each Company has recommended that its Board include the audited financial statements in the Company’s Annual Report on Form N-CSR for the fiscal year ended November 30, 2010 filed with the Securities and Exchange Commission.

Submitted by the Audit Committee of each Company:

Anne K. Costin
Steven C. Good
Gerald I. Isenberg
William H. Shea, Jr.

Required Vote

With respect to each Company, the approval of this proposal requires the affirmative vote of a majority of the votes cast by the holders of the Company’s Common Stock and Preferred Stock outstanding as of the Record Date, voting together as a single class. For purposes of this proposal, each share of Common Stock, and each share of Preferred Stock is entitled to one vote.

For purposes of the vote on this proposal, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS OF EACH COMPANY, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL THREE

APPROVAL TO SELL SHARES OF COMMON STOCK AT A NET PRICE BELOW NET ASSET VALUE PER SHARE, SUBJECT TO THE GROSS PRICE (BEFORE UNDERWRITING FEES, COMMISSIONS AND OFFERING EXPENSES) BEING GREATER THAN NET ASSET VALUE PER SHARE

Summary

The 1940 Act prohibits each Company from selling shares of its common stock at a net price, after deducting underwriting fees, commissions and offering expenses, below the current net asset value (“NAV”) per share of such stock, except with the consent of a majority of the Company’s common stockholders or under certain other circumstances. Each Company may be presented with potential investments that KAFA believes are sufficiently attractive to justify selling shares of the Company’s common stock at a net price below its then-current NAV per share, which could be made only if the Company raises additional capital in that manner. The Board of Directors of each Company is seeking the required stockholder approval so the Company may sell shares of its common stock at a net price below its then-current NAV per share, so long as the gross price (before underwriting fees, commissions and offering expenses) is above its then-current NAV, subject to certain conditions discussed below. For each Company, if approved, the authorization would be effective for a period expiring on the date of the Company’s 2012 Annual Meeting of Stockholders, which is expected to be held in June 2012.

Rationale

Each Company expects that it will be periodically presented with opportunities to acquire securities at attractive prices that may lead to an increase in the Company’s long-term NAV, including publicly traded securities purchased at a discount to current market value in negotiated transactions. Each Company believes that having the ability to issue its common stock at a net price below NAV could benefit its stockholders by providing it with the flexibility to enter into such negotiated transactions, which have the potential to increase the Company’s long-term NAV per share.

These negotiated transactions often require the Company to commit capital in a relatively short period of time, and such commitments cannot be contingent upon future financings. Because each Company generally attempts to remain fully invested and does not intend to maintain cash for the purpose of making these investments, the Company may be unable to capitalize on investment opportunities presented to it unless it is confident that it can raise equity capital without seeking stockholder approval on a case-by-case basis.

NAV and Share Price History of Each Company’s Common Stock

Each Company’s common stock has traded both at a premium and at a discount in relation to its NAV per share. The following table sets forth a comparison of each Company’s NAV per share and the comparable closing price of its Common stock per share, as reported on the NYSE, as of the last day of each fiscal quarter for the past three years.

	KYN			KYE
	Net Asset		Premium/	Net Asset		Premium/
Date	Value	Closing Price	(Discount)	Value	Closing Price	(Discount)

February 28, 2011	$28.73	$30.91	8%	$29.42	$30.15	2%
November 30, 2010	26.67	28.49	7	26.53	28.34	7
August 31, 2010	23.96	25.54	7	22.74	24.12	6
May 31, 2010	21.90	25.25	15	21.26	23.18	9
February 28, 2010	22.23	24.86	12	22.06	24.09	9
November 30, 2009	20.13	24.43	21	20.04	22.28	11

	KYN			KYE
	Net Asset		Premium/	Net Asset		Premium/
Date	Value	Closing Price	(Discount)	Value	Closing Price	(Discount)

August 31, 2009	$18.02	$20.35	13%	$17.59	$19.07	8%
May 31, 2009	17.04	21.00	23	16.45	17.13	4
February 28, 2009	14.84	17.32	17	12.77	13.50	6
November 30, 2008	14.74	13.37	(9)	13.43	10.53	(22)
August 31, 2008	25.09	27.13	8	29.99	28.07	(6)
May 31, 2008	28.00	30.68	10	33.20	29.30	(12)

Conditions for Selling a Company’s Common Stock at a Net Price Below NAV, Subject to the Gross Price Being Greater than NAV

For each Company, if this proposal is approved, the Company does not anticipate selling its common stock at a net price below its NAV unless it has identified attractive near-term investment opportunities that KAFA reasonably believes will lead to a long-term increase in NAV. In determining whether or not to sell additional shares of the Company’s common stock at a net price below the NAV per share, the Board of Directors will have duties to act in the best interest of the Company and its stockholders. To the extent the Company issues shares of its common stock at a net price below NAV in a publicly registered transaction, the Company’s market capitalization and the amount of its publicly tradable common stock will increase, thus affording all common stockholders greater liquidity.

Each Company will only sell shares of its common stock at a net price below NAV per share if all of the following conditions are met:

1.	The gross offering price per share, before deduction of underwriting fees, commissions and offering expenses, will not be less than the NAV per share of the Company’s common stock, as determined at any time within two business days before pricing of the common stock to be sold in such offering.

2.	Immediately following each offering of common stock, after deducting offering expenses and underwriting fees and commissions, the NAV per share of the Company’s common stock, as determined at any time within two business days before pricing of such common stock offering, would not have been diluted by greater than a total of 1% of such value per share of all outstanding common stock as a result of such offering, without regard to any other offering. The Company will not be subject to a maximum number of shares that can be sold or a defined minimum sales price per share in any offering so long as the aggregate number of shares offered and the price at which such shares are sold in one or a series of related transactions together would not result in dilution of the NAV per share of the Company’s common stock in excess of the 1% limitation.

3.	A majority of the Company’s Independent Directors makes a determination, based on information and a recommendation from KAFA, that they reasonably expect that the investment(s) to be made with the net proceeds of such issuance will lead to a long-term increase in NAV.

Factors to Consider

Before voting on this proposal or giving proxies with regard to this matter, common stockholders of each Company should consider the potentially dilutive effect of the issuance of shares of the Company’s common stock at a net price less than NAV per share on the NAV per share of common stock then-outstanding. Any sale of common stock at a net price below NAV would result in an immediate dilution to existing common stockholders. Common stockholders of each Company should also consider that holders of the Company’s common stock have no subscription, preferential or pre-emptive rights to additional shares of the common stock proposed to be authorized for issuance, and thus any future issuance of common stock will dilute such stockholders’ holdings of common stock as a percentage of shares outstanding.

Below are separate examples for KYN and KYE:

KYN Examples

These two examples assume that KYN has an NAV of $28.00 per share with 74.4 million shares outstanding and that the underwriting fees, commissions and expenses are 5% of the gross offering price per share.

Example 1.  A gross offering price of $28.00 per share (equal to the NAV) would result in a net offering price of $26.60 per share after deducting the underwriting fees, commissions and expenses. The maximum number of shares that the KYN could issue in this example is 18.6 million shares before reaching the cap of 1% dilution to NAV per share, or $0.28 per share.

Example 2.  A gross offering price of $28.50 per share (above NAV) would result in a net offering price of $27.08 per share after deducting the underwriting fees, commissions and expenses. The maximum number of shares that KYN could issue in this example is approximately 32.3 million shares before reaching the cap of 1% dilution to NAV per share, or $0.28 per share.

KYE Examples

These two examples assume that KYE has an NAV of $29.00 per share with 34.6 million shares outstanding and that the underwriting fees, commissions and expenses are 5% of the gross offering price per share.

Example 1.  A gross offering price of $29.00 per share (equal to the NAV) would result in a net offering price of $27.55 per share after deducting the underwriting fees, commissions and expenses. The maximum number of shares that KYE could issue in this example is 8.7 million shares before reaching the cap of 1% dilution to NAV per share, or $0.29 per share.

Example 2.  A gross offering price of $29.50 per share (above NAV) would result in a net offering price of $28.03 per share after deducting the underwriting fees, commissions and expenses. The maximum number of shares that KYE could issue in this example is approximately 14.6 million shares before reaching the cap of 1% dilution to NAV per share, or $0.29 per share.

As discussed above, a Company will only sell shares of its common stock at a net price below NAV per share so long as the relevant offering would not result in dilution of the NAV per share in excess of 1%. However, it is possible that the Company could effect multiple offerings of its common stock, each of which would meet the 1% limitation, but which would cumulatively result in a dilutive effect of greater than 1% of the NAV per share. It is worth noting that KYN has completed four offerings of common stock in the last two years (in August 2009, January 2010, August 2010 and April 2011), none of which had a dilutive effect on its NAV. KYE has not completed any follow-on equity offerings since its inception. Neither Company can make assurances as to the effect of any future offerings.

The issuance of additional shares of common stock will also have an effect on the gross amount of management fees paid by such Company to KAFA. Each Company’s investment advisory agreement with KAFA provides for a management fee payable to KAFA as compensation for managing the investment portfolios of the Company computed as a percentage of assets under management. The increase in a Company’s asset base that would result from any issuance of shares of common stock proposed to be authorized by common stockholders in this proposal would increase assets of the Company under management, and would cause a corresponding increase in the gross amount of management fees paid to

KAFA, but would not increase or decrease the management fee as a percentage of assets under management. However, by increasing the size of a Company’s asset base and number of shares outstanding, the Company may be able to reduce its fixed expenses both as a percentage of total assets and on a per share basis.

Required Vote

With respect to each Company, the approval of this proposal requires:

(1)	the affirmative vote of a majority of all holders of the Company’s Common Stock on the records of the Company’s transfer agent (“Registered Common Stockholders”) as of the Record Date (the “Registered Common Stockholder Vote”), and

(2)	the affirmative vote of a majority of the votes cast by the holders of the Company’s Common Stock and Preferred Stock outstanding as of the Record Date, voting together as a single class (the “Majority Stockholder Vote”).

For purposes of the Registered Common Stockholder Vote, abstentions will have the effect of votes “AGAINST” this proposal; and broker non-votes are not relevant for this vote because Registered Common Stockholders are “stockholders of record” with the transfer agent and, therefore, do not hold their shares through a broker. For purposes of the Majority Stockholder Vote, abstentions will have the effect of votes “AGAINST” this proposal, and broker non-votes will have no effect on the outcome.

The vast majority of shareholders hold their shares beneficially through brokers and are not Registered Common Stockholders. In fact, as of February 28, 2011 KYN and KYE had 35 and 29 Registered Common Stockholders, respectively.

Stockholders should note that various affiliates of KAFA, such as its officers and employees, are Registered Common Stockholders of each Company and intend to participate in the Registered Common Stockholder Vote. Because there are so few Registered Common Stockholders, these affiliates represent a substantial percentage of the total number of each Company’s Registered Common Stockholders. For that reason, votes cast by these affiliates will likely determine whether this proposal is approved pursuant to the Registered Common Stockholder Vote. In order to mitigate the conflict of interest these affiliates may have in voting for this proposal pursuant to the Registered Common Stockholder Vote, each such affiliate intends to vote in favor of this proposal pursuant to the Registered Common Stockholder Vote only if this proposal is approved pursuant to the Majority Stockholder Vote. Using this method, the approval of the proposal is likely to be determined by the Majority Stockholder Vote.

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS OF EACH COMPANY UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS OF THE COMPANY VOTE “FOR” THE PROPOSAL TO ALLOW THE COMPANY TO SELL SHARES OF ITS COMMON STOCK AT A NET PRICE BELOW NAV PER SHARE, SO LONG AS THE GROSS PRICE IS ABOVE NAV PER SHARE, SUBJECT TO CERTAIN CONDITIONS.

INFORMATION ABOUT EXECUTIVE OFFICERS

The following table sets forth each executive officer’s name and year of birth; position(s) with each Company, term of office, and length of time served; principal occupations during the past five years; and directorships. The address for the Company’s offices is 717 Texas Avenue, Suite 3100, Houston, TX 77002. All executive officers currently serve in identical offices with KYN, KYE, KMF and KED.

Officers

	Position(s)		Number of
	Held with		Portfolios in
	Registrant,		Fund Complex	Other
Name	Term of Office/	Principal Occupations	Overseen by	Directorships
(Year Born)	Time of Service	During Past Five Years	Officer	Held by Officer

Kevin S. McCarthy (born 1959)	Chairman of the Board of Directors, President and Chief Executive Officer. 3-year term as a director (until the 2012 Annual Meeting of Stockholders), elected annually as an officer. Served since inception.	Senior Managing Director of KACALP since June 2004 and of KAFA since 2006. President and Chief Executive Officer of KYN, KYE, KED and KMF since inception (KYN inception in 2004, KYE inception in 2005, KED inception in 2006 and KMF inception in 2010). Global Head of Energy at UBS Securities LLC from November 2000 to May 2004.	4
• KED

• KMF

• Range Resources Corporation (oil and natural gas company)

• International Resource Partners LP (coal mining MLP)

• Direct Fuels Partners, L.P. (transmix refining and fuels distribution)

• ProPetro Services, Inc. (oilfield services)

• K-Sea Transportation Partners LP (shipping MLP)

Terry A. Hart (born 1969)	Chief Financial Officer and Treasurer. Elected annually. Served since December 2005.	Chief Financial Officer and Treasurer of KYN and KYE since December 2005, of KED since September 2006, and of KMF since November 2010. Director of Structured Finance, Assistant Treasurer, Senior Vice President and Controller of Dynegy, Inc. from 2000 to 2005.	4	None

David J. Shladovsky (born 1960)	Secretary and Chief Compliance Officer. Elected annually. Served since inception.	Managing Director and General Counsel of KACALP since 1997 and of KAFA since 2006. Secretary and Chief Compliance Officer of KYN since 2004, of KYE since 2005, of KED since 2006 and of KMF since 2010.	4	None

	Position(s)		Number of
	Held with		Portfolios in
	Registrant,		Fund Complex	Other
Name	Term of Office/	Principal Occupations	Overseen by	Directorships
(Year Born)	Time of Service	During Past Five Years	Officer	Held by Officer

J.C. Frey (born 1968)	Executive Vice President, Assistant Treasurer and Assistant Secretary. Elected annually. Served as Assistant Treasurer and Assistant Secretary since inception; served as Executive Vice President since June 2008.	Senior Managing Director of KACALP since 2004 and of KAFA since 2006, and Managing Director of KACALP since 2000. Portfolio Manager of KACALP since 2000, Portfolio Manager, Vice President, Assistant Secretary and Assistant Treasurer of KYN since 2004, of KYE since 2005 and of KED since 2006. Executive Vice President of KYN, KYE and KED since June 2008 and of KMF since November 2010.	4	None

James C. Baker (born 1972)	Executive Vice President. Elected annually. Served as Vice President from June 2005 to June 2008; served as Executive Vice President since June 2008.	Senior Managing Director of KACALP and KAFA since February 2008, Managing Director of KACALP and KAFA since December 2004 and 2006, respectively. Vice President of KYN and KYE from 2005 to 2008 and of KED from 2006 to 2008, and Executive Vice President of KYN, KYE and KED since June 2008 and of KMF since November 2010.	4	• ProPetro Services, Inc. (oilfield services) • Petris Technology, Inc. (data management for energy companies) • K-Sea Transportation Partners LP (shipping MLP)

COMPENSATION DISCUSSION AND ANALYSIS

Pursuant to an investment management agreement between each Company and KAFA (the Companies’ external manager), KAFA is responsible for supervising the investments and reinvestments of each Company’s assets. KAFA, at its own expense, maintains staff and employs personnel as it determines is necessary to perform its obligations under the investment management agreement. Each Company pays various management fees to KAFA for the advisory and other services performed by KAFA under the investment management agreement.

The executive officers who manage each Company’s regular business are employees of KAFA or its affiliates. Accordingly, neither Company pays salaries, bonuses or other compensation to its executive officers. Neither Company has employment agreements with its executive officers. Neither Company provides pension or retirement benefits, perquisites, or other personal benefits to its executive officers. Neither Company maintains compensation plans under which its equity securities are authorized for issuance. Neither Company has arrangements to make payments to its executive officers upon their termination or in the event of a change in control of the Company.

The investment management agreement for each Company does not require KAFA to dedicate specific personnel to fulfilling its obligation to the Company under the investment management agreement, or require KAFA personnel to dedicate a specific amount of time to the management of the Company. In their capacities as executive officers or employees of KAFA or its affiliates, they devote such portion of their time to the Company’s affairs as required for the performance of KAFA’s duties under the investment management agreement.

The executive officers for both Companies are compensated by KAFA. The Companies understand that KAFA takes into account the performance of each Company as a factor in determining the compensation of certain of its senior managers, and such compensation may be increased depending on the Company’s performance. In addition to compensation for services performed for each Company, certain of the executive officers receive compensation for services performed for KAFA’s various investment funds. However, KAFA cannot segregate and identify that portion of the compensation awarded to, earned by or paid to each Company’s executive officers that relates exclusively to their services to each Company.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following tables set forth the number of shares of each Company’s Common Stock (as of February 28, 2011) and Preferred Stock (as of February 28, 2011) beneficially owned by each Company’s current directors and executive officers as a group, and certain other beneficial owners, according to information furnished to each Company by such persons. Based on statements publicly filed with the SEC and other information obtained from such persons, as of February 28, 2011, neither Company is aware of any person who beneficially owns more than 5% of its outstanding Common Stock, and as of February 28, 2011, KYN and KYE are aware of six and five persons, respectively, each of whom beneficially owns more than 5% of KYN’s or KYE’s outstanding Preferred Stock, respectively. Beneficial ownership is determined in accordance with Rule 13d-3 under the 1934 Act and, unless indicated otherwise, includes voting or investment power with respect to the securities.

Common Stock

	KYN		KYE
	Number of	Percent of	Number of	Percent of
Name of Beneficial Owner of Common Stock	Shares	Class(1)	Shares	Class(2)

Independent Directors
Anne K. Costin	2,020	*	2,000	*
Steven C. Good	1,750	*	1,750	*
Gerald I. Isenberg	2,415	*	3,625	*
William H. Shea, Jr.	3,000	*	3,000	*

Interested Director
Kevin S. McCarthy	53,415	*	19,752	*

Executive Officers
Terry A. Hart	1,721	*	1,038	*
David. J. Shladovsky	10,256	*	11,428	*
J.C. Frey	19,144	*	20,182	*
James C. Baker	18,947	*	18,816	*

All Directors and Executive Officers as a Group (9 persons)	112,668	*	81,591	*

*	Less than 1% of class.

(1)	Based on 68,713,481 shares outstanding as of February 28, 2011.

(2)	Based on 34,616,582 shares outstanding as of February 28, 2011.

Preferred Stock

	KYN		KYE
	Number of	Percent of	Number of	Percent of
Name of Owner of Preferred Stock	Shares	Class(1)	Shares	Class(2)

All Directors and Executive Officers as a Group (9 persons)	—	*	—	*

Babson Capital Management LLC and Affiliates 1500 Main St, Suite 2200 P.O. Box 15189 Springfield, MA 01115-5189	1,640,000	25.6%	—	—

Metropolitan Life Insurance Company and Affiliates P.O. Box 1902 10 Park Ave Morristown, NJ 07962-1902	1,280,000	20.0	1,400,000	38.8%

ING Investment Management LLC 5780 Powers Ferry Rd NW, Suite 300 Atlanta, GA 30327-4347	—	—	1,200,000	33.3

Sun Capital Advisers LLC and Affiliates One Sun Life Executive Park Wellesley Hills, MA 02481-5699	1,040,000	16.2	600,000	16.7

Delaware Investment Advisers 2005 Market St, 41-104 Philadelphia, PA 19103	760,000	11.9	—	—

Provident Investment Management, LLC One Fountain Square Chattanooga, TN 37402	520,000	8.1	—	—

Mutual of Omaha Mutual of Omaha Plaza Omaha, NE 68175-1011	480,000	7.5	200,000	5.6

Goodwin Capital Advisers and Affiliates One American Row, H-GW-1 Hartford, CT 06102	120,000	1.9	200,000	5.6

*	Less than 1% of class.

(1)	Based on 6,400,000 shares outstanding as of February 28, 2011.

(2)	Based on 3,600,000 shares outstanding as of February 28, 2011.

The following table sets forth the dollar range of each Company’s equity securities and the aggregate dollar range of equity securities in all of the closed-end funds overseen by each director in the same Fund Complex beneficially owned by the directors of each Company as of February 28, 2011 (beneficial ownership being determined in accordance with Rule 16a-1(a)(2) of the 1934 Act):

Aggregate
Dollar Range(1) of Equity
Securities in All
Closed-End
Funds Overseen
	Dollar Range(1) of Equity Securities		by Director in
Director	KYN	KYE	Fund Complex

Independent Directors
Anne K. Costin	$50,001-$100,000	$50,001-$100,000	Over $100,000
Steven C. Good	$50,001-$100,000	$50,001-$100,000	Over $100,000
Gerald I. Isenberg	$50,001-$100,000	Over $100,000	Over $100,000
William H. Shea, Jr.	$50,001-$100,000	$50,001-$100,000	Over $100,000

Interested Director
Kevin S. McCarthy	Over $100,000	Over $100,000	Over $100,000

(1)	Dollar ranges are as follows: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; over $100,000.

For each Company as of February 28, 2011, the Independent Directors of both Companies (other than Mr. Isenberg, as noted in the table below) and their respective immediate family members did not own beneficially or of record any class of securities of Kayne Anderson or any person directly or indirectly controlling, controlled by, or under common control with Kayne Anderson. As of February 28, 2011, the Independent Directors of both Companies did not own beneficially or of record any class of securities of the underwriters of the offerings of either Company’s Common Stock or Preferred Stock or any class of securities of any person directly or indirectly controlling, controlled by, or under common control with such underwriters.

The table below sets forth information about securities owned by the directors of both Companies and their respective immediate family members, as of February 28, 2011, in entities directly or indirectly controlling, controlled by, or under common control with, the Companies’ investment adviser or underwriters.

	Name of
	Owners and
	Relationships to			Value of	Percent
Director	Director	Company	Title of Class	Securities	of Class

Gerald I. Isenberg	Self	Kayne Anderson Capital Income Partners (QP), L.P.(1)	Partnership units	$1,435,454	0.4%

(1)	KACALP may be deemed to “control” this fund by virtue of its role as the fund’s general partner.

As of February 28, 2011, certain officers and certain employees of Kayne Anderson, including all the executive officers of each Company, own, in the aggregate, approximately $8.4 million of KYN’s Common Stock and approximately $14.8 million of KYE’s Common Stock.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

For each Company, Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require the Company’s directors and executive officers, investment adviser, affiliated persons of the investment adviser and persons who own more than 10% of a registered class of the Company’s equity securities to file Section 16(a) forms with the SEC and NYSE reporting their affiliation with the Company, their ownership and changes in their ownership of the Company’s shares. Those persons and entities are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of those Section 16(a) forms furnished to it, each Company believes that its directors and executive officers, KAFA, affiliated persons of KAFA, and any persons holding more than 10% of the Company’s Preferred Stock have complied with all applicable Section 16(a) filing requirements during the last fiscal year. To the knowledge of each Company’s management, no person owns beneficially more than 10% of the Company’s Common Stock during the fiscal year ended November 30, 2010.

CORPORATE GOVERNANCE

Board Leadership Structure

Each Company’s business and affairs are managed under the direction of its Board, including the duties performed for the Company pursuant to its investment management agreement. Among other things, the Board of each Company sets broad policies for the Company, approves the appointment of the Company’s investment adviser, administrator and officers, and approves the engagement, and reviews the performance of the Company’s independent registered public accounting firm. The role of the Board of each Company and of any individual director is one of oversight and not of management of the day-to-day affairs of the Company.

The Board of each Company currently consists of five directors, four of whom are Independent Directors. As part of each regular Board meeting for each Company, the Independent Directors meet separately from Kayne Anderson and, as part of at least one Board meeting each year, with the Company’s Chief Compliance Officer. The Board of each Company reviews its leadership structure periodically as part of its annual self-assessment process and believes that its structure is appropriate to enable the Board to exercise its oversight of the Company.

Under each Company’s Amended and Restated Bylaws, the Board of each Company may designate a Chairman to preside over meetings of the Board and meetings of stockholders, and to perform such other duties as may be assigned to him or her by the Board. Neither Company has an established policy as to whether the Chairman of the Board shall be an Independent Director and believes that having the flexibility to designate its Chairman and reorganize its leadership structure from time to time is in the best interests of the Company and its stockholders.

Presently, Mr. McCarthy serves as Chairman of the Board of each Company. Mr. McCarthy is an “interested person” of each Company, as defined in the 1940 Act, by virtue of his employment relationship with Kayne Anderson. Each Company believes that Mr. McCarthy’s history with the Company, familiarity with the Kayne Anderson investment platform and extensive experience in the field of energy-related investments qualifies him to serve as the Chairman of the Board. Each Board has determined that the composition of the Audit and Nominating Committees being Independent Directors only is an appropriate means to address any potential conflicts of interest that may arise from the Chairman’s status as an interested person of the Company. Each Board believes that its Board leadership structure — having the Chief Executive Officer serve as Chairman of the Board and Audit and Nominating Committees comprised solely of Independent Directors — is the optimal structure for the Company at this time. Because the Chief Executive Officer has the most extensive knowledge of the various aspects of each Company’s business and is directly involved in managing both the day-to-day operations and long-term strategy of each Company, each Board has determined that Mr. McCarthy is the most qualified individual to lead the Board and serve in the key position as Chairman. Each Board has also concluded that this structure allows for efficient and effective communication with the Board.

Currently, neither Company’s Board has a designated lead Independent Director. Instead, all of the Independent Directors play an active role serving on the Board. The Independent Directors constitute a majority of each Company’s Board and are closely involved in all material deliberations related to the Company. The Board of each Company believes that, with these practices, each Independent Director has an equal stake in the Board’s actions and oversight role and equal accountability to the Company and its stockholders.

Board Role in Risk Oversight

Each Company’s Board oversees the services provided by Kayne Anderson, including certain risk management functions. Risk management is a broad concept comprised of many disparate elements (such as,

for example, investment risk, issuer and counterparty risk, compliance risk, operational risk and business continuity risk). Consequently, Board oversight of different types of risks is handled in different ways, and the Board of each Company implements its risk oversight function both as a whole and through Board committees. In the course of providing oversight, each Board and its committees receive reports on the Company’s activities, including those related to the Company’s investment portfolio and its financial accounting and reporting. Each Board also meets at least quarterly with the Company’s Chief Compliance Officer, who reports on the compliance of the Company with the federal securities laws and the Company’s internal compliance policies and procedures. The meetings of the Audit Committee of each Company with the Company’s independent registered public accounting firm also contribute to Board oversight of certain internal control risks. In addition, each Board meets periodically with representatives of the Company and Kayne Anderson to receive reports regarding the management of the Company, including those related to certain investment and operational risks, and the Independent Directors of each Company are encouraged to communicate directly with senior management.

Each Company believes that Board roles in risk oversight must be evaluated on a case-by-case basis and that the Board’s existing role in risk oversight is appropriate. Management believes that each Company has robust internal processes in place and a strong internal control environment to identify and manage risks. However, not all risks that may affect a Company can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are beyond any control of the Company or Kayne Anderson, its affiliates or other service providers.

Diversity in Nominees for Director

The Nominating Committee of each Company evaluates candidates’ qualifications for Board membership. The Nominating Committee of each Company takes into account the diversity of a particular candidate and the overall diversity of the Board when considering and evaluating candidates for Director. While the Nominating Committee of each Company has not adopted a particular definition of diversity or a particular policy with regard to the consideration of diversity in identifying candidates, when considering a candidate’s and the Board’s diversity, the Nominating Committee generally considers the manner in which each candidate’s leadership, independence, interpersonal skills, financial acumen, integrity and professional ethics, educational and professional background, prior director or executive experience, industry knowledge, business judgment and specific experiences or expertise would compliment or benefit the Board and, as a whole, contribute to the ability of the Board to oversee the Company. The Nominating Committee of each Company may also consider other factors or attributes as it may determine appropriate in its judgment. The Nominating Committee of each Company believes that the significance of each candidate’s background, experience, qualifications, attributes or skills must be considered in the context of the Board as a whole. As a result, the Nominating Committee of each Company has not established any litmus test or quota relating to diversity that must be satisfied before an individual may serve as a director. Each Board believes that Board effectiveness is best evaluated at a group level, through its annual self-assessment process. Through this process, each Board considers whether the Board as a whole has an appropriate level of sophistication, skill and business acumen and the appropriate range of experience and background.

Communications Between Stockholders and the Board of Directors

Stockholders of either Company may send communications to the Company’s Board. Communications should be addressed to the Secretary of each Company at 717 Texas Avenue, Suite 3100, Houston, TX 77002. The Secretary of each Company will forward any communications received directly to that Company’s Board.

Code of Ethics

Each Company has adopted a code of ethics, as required by federal securities laws, which applies to, among others, its directors and officers. Text-only versions of the code of ethics of each Company are available on the EDGAR Database on the SEC’s internet web site at www.sec.gov. In addition, copies of the code of ethics of each Company may be obtained from the Company free of charge at (877) 657-3863.

OTHER MATTERS

Each Company’s Board knows of no other matters that are intended to be brought before the meeting. If other matters are properly presented at the Annual Meeting, the proxies named in the enclosed form of proxy will vote on those matters in their sole discretion.

MORE INFORMATION ABOUT THE MEETING

Outstanding Stock

At the Record Date, each Company had the following numbers of shares of stock issued and outstanding:

	Shares Outstanding
Class of Stock	KYN	KYE

Common Stock	74,626,948	34,736,579
Preferred Stock	6,400,000	3,600,000

To the knowledge of the Companies’ management:

•	As of February 28, 2011, there were no entities holding beneficially more than 5% of either Company’s outstanding Common Stock.

•	As of February 28, 2011, six persons held beneficially more than 5% of KYN’s outstanding Preferred Stock, and five persons held beneficially more than 5% of KYE’s outstanding Preferred Stock.

•	As of February 28, 2011, no directors owned 1% or more of either Company’s outstanding Common Stock.

•	As of February 28, 2011, no directors owned 1% or more of either Company’s outstanding Preferred Stock.

•	As of February 28, 2011, officers and directors of each Company owned, as a group, less than 1% of either Company’s outstanding Common Stock.

•	As of February 28, 2011, directors and officers of each Company owned, as a group, less than 1% of either Company’s outstanding Preferred Stock.

How Proxies Will Be Voted

For each Company, all proxies solicited by the Board of Directors that are properly executed and received at or prior to the Annual Meeting, and that are not revoked, will be voted at the Annual Meeting. Votes will be cast in accordance with the instructions marked on the enclosed proxy card. If no instructions are specified, the persons named as proxies will cast such votes in accordance with each Board’s recommendations. The Companies know of no other matters to be presented at the Annual Meeting. However, if other proposals are properly presented at the Annual Meeting, the votes entitled to be cast by the persons named as proxies on the enclosed proxy card will cast such votes in their sole discretion.

How to Vote

If your shares in either Company are held in “Street Name” by a broker or bank, you will receive information regarding how to instruct your bank or broker to cast your votes. If you are a stockholder of record of either Company, you may authorize the persons named as proxies on the enclosed proxy card to cast the votes you are entitled to cast at the meeting by completing, signing, dating and returning the enclosed proxy card. For either Company, stockholders of record or their duly authorized proxies may vote in person at the Annual Meeting. However, even if you plan to attend the Annual Meeting, you should still return your proxy card, which will ensure that your vote is cast should your plans change.

Expenses and Solicitation of Proxies

For each Company, the expenses of preparing, printing and mailing the enclosed proxy card, the accompanying notice and this proxy statement, tabulation expenses and all other costs in connection with the solicitation of proxies will be borne by the Company. Each Company may also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the Company’s shares. In order to obtain the necessary quorum at the meeting, additional solicitation may be made by mail, telephone, telegraph, facsimile or personal interview by each Company’s representatives, Kayne Anderson, the Company’s transfer agent, or by brokers or their representatives or by a solicitation firm that may be engaged by the Company to assist in proxy solicitations. If a proxy solicitor is retained by either Company, the costs associated with all proxy solicitation are expected to be approximately $4,000 for each Company. The Company will not pay any of its representatives or Kayne Anderson any additional compensation for their efforts to supplement proxy solicitation.

Dissenters’ or Appraisal Rights

Stockholders of either Company do not have dissenters’ or appraisal rights.

Revoking a Proxy

At any time before it has been voted, you may revoke your proxy for either Company by: (1) sending a letter revoking your proxy to the Secretary of the Company at 717 Texas Avenue, Suite 3100, Houston, TX 77002; (2) properly executing and sending a later-dated proxy to the Secretary of the Company at the same address; or (3) attending the Annual Meeting, requesting return of any previously delivered proxy, and voting in person.

Broker Non-Votes

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker holding the shares. If the beneficial owner does not provide voting instructions, the broker can still vote the shares with respect to matters that are considered to be “routine,” but cannot vote the shares with respect to “non-routine” matters. Under the rules and interpretations of the NYSE, “non-routine” matters are generally matters that may substantially affect the rights or privileges of stockholders. The ratification of the selection of the independent registered public accounting firm is generally considered to be “routine,” and brokers generally have discretionary voting power with respect to such proposal.

Quorum and Adjournment

For each Company, the presence, in person or by proxy, of holders of shares entitled to cast a majority of the votes entitled to be cast (without regard to class) constitutes a quorum for the purposes of the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present at the Annual Meeting. For each Company, if a quorum is not present in person or by proxy at the Annual Meeting, the chairman of the Annual Meeting may adjourn the meeting to a date not more than 120 days after the original Record Date without notice other than announcement at the Annual Meeting.

INVESTMENT ADVISER

KA Fund Advisors, LLC is the investment adviser for each Company. Its principal office is located at 717 Texas Avenue, Suite 3100, Houston, TX 77002.

ADMINISTRATOR

Ultimus Fund Solutions, LLC (the “Administrator”) provides certain administrative services for each Company, including but not limited to preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. The Administrator is located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, for each Company, a number of brokers with account holders who are the Company’s stockholders will be “householding” its proxy materials. These brokers will deliver a single copy of the proxy statement and other proxy materials to multiple stockholders sharing an address unless the brokers have received contrary instructions from the affected stockholders. If you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate copy of proxy materials and annual report, please notify your broker. Stockholders of each Company sharing an address who currently receive multiple copies of proxy materials and annual report of either Company at the same addresses and would like to request “householding” of their communications should contact their brokers.

STOCKHOLDER PROPOSALS

The Amended and Restated Bylaws currently in effect for each Company provide that in order for a stockholder to nominate a candidate for election as a director at an annual meeting of stockholders or propose business for consideration at such meeting, which nomination or proposal is not to be included in the Company’s proxy statement, written notice containing the information required by the current Bylaws must be delivered to the Secretary of the Company at 717 Texas Avenue, Suite 3100, Houston, TX 77002, not later than 5:00 p.m. Central Time on the 120th day, and not earlier than the 150th day, prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting; provided, however that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting (and in the case of the first annual meeting of stockholders), notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m. Central Time on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.

Accordingly, a stockholder nomination or proposal for either Company intended to be considered at the 2012 Annual Meeting must be received by the Secretary of the Company on or after December 12, 2011 and prior to 5:00 p.m. Central Time on January 11, 2012. However, under the rules of the SEC, if a stockholder wishes to submit a proposal for possible inclusion in the 2012 proxy statement pursuant to Rule 14a-8(e) of the 1934 Act, the Company must receive it not less than 120 calendar days before the anniversary of the date the proxy statement was released to stockholders for the previous year’s annual meeting. Accordingly, a stockholder’s proposal under Rule 14a-8(e) must be received by the Company on or before January 11, 2012 in order to be included in the proxy statement and proxy card for the 2012 Annual Meeting. All nominations and proposals must be in writing.

By Order of the Board of Directors of KYN and KYE

David J. Shladovsky
Secretary

May 3, 2011

APPENDIX A

PROXY

KAYNE ANDERSON MLP INVESTMENT COMPANY

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
THE 2011 ANNUAL MEETING OF STOCKHOLDERS — JUNE 14, 2011

The undersigned stockholder of Kayne Anderson MLP Investment Company, a Maryland corporation (the “Company”), hereby appoints David J. Shladovsky and James C. Baker, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the 2011 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held at 717 Texas Avenue, Suite 3100, Houston, TX 77002, on June 14, 2011, at 8:00 a.m. Central Time and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such Annual Meeting and otherwise to represent the undersigned at the Annual Meeting with all powers possessed by the undersigned if personally present at the Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such Annual Meeting.

If this Proxy is properly executed, the votes entitled to be cast by the undersigned will be cast as instructed below, or if no instruction is given, the votes entitled to be cast by the undersigned will be cast “for” each of the proposals. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof.

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS
PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE.

▼ PLEASE DETACH AT PERFORATION BEFORE MAILING ▼

KAYNE ANDERSON MLP INVESTMENT COMPANY
ANNUAL MEETING PROXY CARD

AUTHORIZED SIGNATURES — THIS SECTION MUST BE COMPLETED

Please sign exactly as your name appears.  If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please indicate your full title under signature(s).

Signature	Date

Signature(s)(if held jointly):	Date

(continued from reverse side)

PROXY

KAYNE ANDERSON MLP INVESTMENT COMPANY
ANNUAL MEETING PROXY CARD

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE
MANNER DIRECTED BELOW OR, IF NO CHOICE IS INDICATED, WILL
BE VOTED “FOR” EACH PROPOSAL.

1.	THE ELECTION OF ONE CLASS I DIRECTOR FOR A TERM OF THREE YEARS AND UNTIL HIS SUCCESSOR IS ELECTED AND QUALIFIED.

☐ FOR THE NOMINEE LISTED BELOW	☐ WITHHOLD FROM THE NOMINEE LISTED BELOW
NOMINEE: GERALD I. ISENBERG

2.	THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING NOVEMBER 30, 2011.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	THE APPROVAL OF A PROPOSAL TO AUTHORIZE THE COMPANY TO SELL SHARES OF ITS COMMON STOCK AT A NET PRICE LESS THAN THE NET ASSET VALUE PER SHARE, SUBJECT TO THE GROSS PRICE (BEFORE UNDERWRITING FEES, COMMISSIONS AND OFFERING EXPENSES) BEING ABOVE THE NET ASSET VALUE PER SHARE.

☐ FOR	☐ AGAINST	☐ ABSTAIN

4.	TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF IN THE DISCRETION OF THE PROXY HOLDER.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The proxy statement and the Company’s most recent Annual Report are available on the internet at www.kaynefunds.com/KynSECFilings.php

APPENDIX B

PROXY

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
THE 2011 ANNUAL MEETING OF STOCKHOLDERS — JUNE 14, 2011

The undersigned stockholder of Kayne Anderson Energy Total Return Fund, Inc., a Maryland corporation (the “Company”), hereby appoints David J. Shladovsky and James C. Baker, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the 2011 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held at 717 Texas Avenue, Suite 3100, Houston, TX 77002, on June 14, 2011, at 8:00 a.m. Central Time and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such Annual Meeting and otherwise to represent the undersigned at the Annual Meeting with all powers possessed by the undersigned if personally present at the Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such Annual Meeting.

If this Proxy is properly executed, the votes entitled to be cast by the undersigned will be cast as instructed below, or if no instruction is given, the votes entitled to be cast by the undersigned will be cast “for” each of the proposals. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof.

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS
PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE.

▼ PLEASE DETACH AT PERFORATION BEFORE MAILING ▼

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
ANNUAL MEETING PROXY CARD

AUTHORIZED SIGNATURES — THIS SECTION MUST BE COMPLETED

Please sign exactly as your name appears.  If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please indicate your full title under signature(s).

Signature	Date

Signature(s)(if held jointly):	Date

(continued from reverse side)

PROXY

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
ANNUAL MEETING PROXY CARD

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE
MANNER DIRECTED BELOW OR, IF NO CHOICE IS INDICATED, WILL
BE VOTED “FOR” EACH PROPOSAL.

1.	THE ELECTION OF ONE CLASS I DIRECTOR FOR A TERM OF THREE YEARS AND UNTIL HIS SUCCESSOR IS ELECTED AND QUALIFIED.

☐ FOR THE NOMINEE LISTED BELOW	☐ WITHHOLD FROM THE NOMINEE LISTED BELOW
NOMINEE: GERALD I. ISENBERG

2.	THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING NOVEMBER 30, 2011.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	THE APPROVAL OF A PROPOSAL TO AUTHORIZE THE COMPANY TO SELL SHARES OF ITS COMMON STOCK AT A NET PRICE LESS THAN THE NET ASSET VALUE PER SHARE, SUBJECT TO THE GROSS PRICE (BEFORE UNDERWRITING FEES, COMMISSIONS AND OFFERING EXPENSES) BEING ABOVE THE NET ASSET VALUE PER SHARE.

☐ FOR	☐ AGAINST	☐ ABSTAIN

4.	TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF IN THE DISCRETION OF THE PROXY HOLDER.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The proxy statement and the Company’s most recent Annual Report are available on the internet at www.kaynefunds.com/KyeSECFilings.php